                                                                   EXHIBIT 10.20


                                AMENDMENT NO. 2

                                      TO

                     SECOND AMENDED AND RESTATED REVOLVING
                         CREDIT AND SECURITY AGREEMENT

          THIS AMENDMENT NO. 2 ("Amendment") is entered into as of October 1, 1998, by and among WinCup Holdings, Inc., Radnor Chemical Corporation (formerly SP Acquisition Co.), StyroChem U.S., Inc. (formerly StyroChem International, Inc.), Radnor Holdings Corporation ("Radnor") and Radnor Delaware, Inc. (collectively, "Borrowers"), BNY Financial Corporation ("BNYFC"), NationsBank, N.A. ("NationsBank") and each of the other financial institutions which are or become parties thereto (collectively, "Lenders") and BNYFC, as administrative and collateral agent for the Lenders (in such capacity, "Agent").

                                  BACKGROUND
                                  ----------

          Borrowers, Lenders and Agent are parties to a Second Amended and Restated Revolving Credit and Security Agreement dated as of October 15, 1997, as amended by Amendment No. 1 dated as of March 9, 1998 (as amended, and as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations. Styrochem Europe (the Netherlands) B.V., Styrochem Finland Oy, Thermisol Denmark APS ("Thermisol Denmark"), Thermisol Sweden AB, Thermisol Finland Oy (collectively "European Borrowers"), BNY Financial Limited ("BNY UK") and NationsBank are parties to a certain Supplement Revolving Multicurrency Credit Agreement dated December 12, 1997 (the "European Supplement") which is guaranteed by the U.S. Guarantors (as defined in the European Supplement).

          Each of the Borrowers and European Borrowers has requested that Agent and Lenders amend the Loan Agreement pursuant to the terms described herein and Lenders and Agent are willing to do so on the terms and conditions hereafter set forth.

          NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers and European Borrowers by any Lender and Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.      Definitions.  All capitalized terms not otherwise defined
                  -----------
herein shall have the meanings given to them in the Loan Agreement.

          2.      Amendment to Loan Agreement.  Subject to satisfaction of the
                  ---------------------------
conditions precedent set forth in Section 3 below, the Loan Agreement and the European Supplement are hereby amended as follows:

          (a) Section 1.2 of the Loan Agreement and of the European Supplement are hereby amended by amending the following defined term in its entirety as follows:

          "EBITDA" shall mean the net income of Radnor on a Consolidated Basis
           ------
      plus interest expense, taxes, depreciation and amortization deducted in calculating net income for such period, determined on a proforma basis after giving effect to acquisitions of operating businesses made in compliance with subsection 7.1(a) of the Loan Agreement and subsection 7(a)(i) of the European Supplement or otherwise approved by the Lenders.

      3.  Conditions of Effectiveness.  This Amendment shall become effective
          ---------------------------
upon satisfaction of the following conditions precedent: Agent, on behalf of the Lenders and the lenders under the European Supplement, shall have received four
(4) copies of this Amendment executed by Borrowers and Lenders and ratified by the parties to the European Supplement.

       4.  Representations and Warranties.  Borrowers and European Borrowers
           ------------------------------
hereby represent and warrant as follows:

           (a) This Amendment, the Loan Agreement and the European Supplement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers and the European Borrowers in accordance with their respective terms.

           (b) Upon the effectiveness of this Amendment, Borrowers and the European Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement and the European Supplement, respectively, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

           (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

           (d) Borrowers and European Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement and the European Supplement.

       5.  Effect on the Loan Agreement.
           ----------------------------

           (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement or the European Supplement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement and the European Supplement, respectively, as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, the European Supplement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement or the European Supplement, as the case may be, or any other documents, instruments or any other documents, or agreements executed and/or delivered under or on correction therewith.


          (d) Each of the U.S. Guarantors and the European Guarantors hereby confirms and agrees that after the execution of this Amendment its guarantee under the European Supplement is and will remain in full force and effect.


     6.   Governing Law. This Amendment shall be binding upon and inure to the
          -------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York provided that any amendments and agreements herein relating solely to the European Supplement shall be governed by English law.

     7.   Headings.  Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   Counterparts; Telecopied Signatures.  This Amendment may be executed
          -----------------------------------
in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                              WINCUP HOLDINGS, INC.

                              By: /s/ Michael T. Kennedy
                                  ------------------------------------
                                  Michael T. Kennedy
                                  President


                              RADNOR CHEMICAL CORPORATION

                              By: /s/ Michael T. Kennedy
                                  ------------------------------------
                                  Michael T. Kennedy
                                  President


                              STYROCHEM U.S., INC.

                              By: /s/ Michael T. Kennedy
                                  -------------------------------------
                                  Michael T. Kennedy
                                  President


                              RADNOR HOLDINGS CORPORATION

                              By: /s/ Michael T. Kennedy
                                  -------------------------------------
                                  Michael T. Kennedy
                                  President

                              RADNOR DELAWARE, INC.

                              By: /s/ Michael T. Kennedy
                                  -------------------------------------
                                  Michael T. Kennedy
                                  Chairman


                              BNY FINANCIAL CORPORATION, AS AGENT
                              AND A LENDER


                              By: /s/ Anthony Viola
                                  -------------------------------------
                              Name: Anthony Viola
                                    -----------------------------------
                              Title: Vice President
                                     ----------------------------------

                              NATIONSBANK, N.A., AS A LENDER

                              By: /s/ John E. Williams
                                  -------------------------------------
                              Name: John E. Williams
                                    -----------------------------------
                              Title: Senior Vice President
                                     ----------------------------------

                          AGREEMENT AND RATIFICATION

          The undersigned parties to the European Supplement referenced in the foregoing Amendment No. 2 hereby ratify and approve the same, and agree that the European Supplement is modified as provided therein and ratify each of the representations, warranties and conditions set forth therein as if made by the European Borrowers. This ratification agreement shall become a part of the European Supplement and shall be governed by and construed in accordance with the laws of England.

                              STYROCHEM EUROPE (THE NETHERLANDS) B.V.

                              By: /s/ Michael T. Kennedy
                                  ------------------------------------
                                  Michael T. Kennedy
                                  Managing Director A

                              STYROCHEM FINLAND OY

                              By: /s/ Michael T. Kennedy
                                  ------------------------------------
                                  Michael T. Kennedy
                                  Director

                              THERMISOL DENMARK APS

                              By: /s/ Michael T. Kennedy
                                  ------------------------------------
                                  Michael T. Kennedy
                                  Director

                              THERMISOL SWEDEN AB

                              By: /s/ Michael T. Kennedy
                                  -------------------------------------
                                  Michael T. Kennedy
                                  Director

                              THERMISOL FINLAND OY

                              By: /s/ Michael T. Kennedy
                                  --------------------------------------
                                  Michael T. Kennedy
                                  Director

                              WINCUP HOLDINGS, INC.

                              By: /s/ Michael T. Kennedy
                                  --------------------------------------
                                  Michael T. Kennedy
                                  President


                     SIGNATURE PAGE CONTINUED ON NEXT PAGE

         CONTINUATION OF SIGNATURE PAGE TO AGREEMENT AND RATIFICATION



                              RADNOR CHEMICAL CORPORATION

                              By: /s/ Michael T. Kennedy
                                  -------------------------------------
                                  Michael T. Kennedy
                                  President

                              STYROCHEM U.S., INC.

                              By: /s/ Michael T. Kennedy
                                  --------------------------------------
                                  Michael T. Kennedy
                                  President

                              RADNOR HOLDINGS CORPORATION

                              By: /s/ Michael T. Kennedy
                                  --------------------------------------
                                  Michael T. Kennedy
                                  President

                              BNY FINANCIAL LIMITED

                              By: /s/ Alan Hooper
                                  --------------------------------------


                              NATIONSBANK, N.A.

                              By: /s/ John E. Williams, SVP
                                  --------------------------------------

                                AMENDMENT NO. 3

                                      TO

                     SECOND AMENDED AND RESTATED REVOLVING
                         CREDIT AND SECURITY AGREEMENT


          THIS AMENDMENT NO. 3 ("Amendment") is entered into as of December 23, 1998, by and among WinCup Holdings, Inc., Radnor Chemical Corporation (formerly SP Acquisition Co.), StyroChem U.S., Inc. (formerly StyroChem International, Inc.), Radnor Holdings Corporation ("Radnor") and Radnor Delaware, Inc. (collectively, "Borrowers"), BNY Financial Corporation ("BNYFC"), NationsBank, N.A. ("NationsBank") and each of the other financial institutions which are or become parties thereto (collectively, "Lenders") and BNYFC, as administrative and collateral agent for the Lenders (in such capacity, "Agent").


                                  BACKGROUND
                                  ----------

          Borrowers, Lenders and Agent are parties to a Second Amended and Restated Revolving Credit and Security Agreement dated as of October 15, 1997, as amended by Amendment No. 1 dated as of March 9, 1998 and Amendment No. 2 dated as of October 1, 1998 (as amended, and as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations. Styrochem Europe (the Netherlands) B.V., Styrochem Finland Oy, Thermisol Denmark APS ("Thermisol Denmark"), Thermisol Sweden AB, Thermisol Finland Oy (collectively "European Borrowers"), BNY Financial Limited ("BNY UK") and NationsBank are parties to a certain Supplement Revolving Multicurrency Credit Agreement dated December 12, 1997 (the "European Supplement") which is guaranteed by the U.S. Guarantors (as defined in the European Supplement).

          Each of the Borrowers and European Borrowers has requested that Agent and Lenders amend the Loan Agreement pursuant to the terms described herein and Lenders and Agent are willing to do so on the terms and conditions hereafter set forth.

          NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers and European Borrowers by any Lender and Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


          1.      Definitions.  All capitalized terms not otherwise defined
                  -----------
herein shall have the meanings given to them in the Loan Agreement.

          2.      Amendment to Loan Agreement.  Subject to satisfaction of the
                  ---------------------------
conditions precedent set forth in Section 3 below, the Loan Agreement and the European Supplement are hereby amended as follows:

          (a) The proviso at the end of Section 9.12 is hereby amended in its entirety to read as follows:

               "provided that such projections for the 1999 fiscal year shall be due January 31, 1999"

          (b) Section 7.6 of the Loan Agreement and Section 7(f) of the European Supplement are hereby amended as follows:


               (i) by increasing the amount of permitted capital expenditures for the fiscal year ended December 31, 1998 as follows:


                    "$22,500,000 provided, however, Borrowers may make
                                 --------  -------
                    additional capital expenditures in fiscal year ended December 31, 1998 solely to purchase that certain foam packaging plant in Stone Mountain, Georgia in an aggregate amount not to exceed $5,000,000."

               (ii) by increasing the amount of permitted capital expenditures in fiscal year ended December 31, 1999 as follows:

                    "$22,500,000, provided, however, Borrowers may make
                                  --------  -------
                    additional capital expenditures in fiscal year ended December 31, 1999 solely to purchase that certain foam packaging plant in Tolleson, Arizona in an aggregate amount not to exceed $9,300,000."


          3.   Conditions of Effectiveness.  This Amendment shall become
               ---------------------------
effective upon satisfaction of the following conditions precedent: Agent, on behalf of the Lenders and the lenders under the European Supplement, shall have received (i) four (4) copies of this Amendment executed by Borrowers and Lenders and ratified by the parties to the European Supplement and (ii) if not currently filed in such jurisdictions, UCC-1 Financing Statements executed by Borrowers in the appropriate jurisdictions in Georgia and Arizona.

          4.   Representations and Warranties.  Borrowers and European
               ------------------------------
Borrowers hereby represent and warrant as follows:


               (a) This Amendment, the Loan Agreement and the European Supplement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers and the European Borrowers in accordance with their respective terms.

               (b) Upon the effectiveness of this Amendment, Borrowers and the European Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement and the European Supplement, respectively, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

               (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

               (d) Borrowers and European Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement and the European Supplement.

          5.   Effect on the Loan Agreement.
               ----------------------------

               (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement or the European Supplement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement and the European Supplement, respectively, as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, the European Supplement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement or the European Supplement, as the case may be, or any other documents, instruments or any other documents, or agreements executed and/or delivered under or on correction therewith.

               (d) Each of the U.S. Guarantors and the European Guarantors hereby confirms and agrees that after the execution of this Amendment its guarantee under the European Supplement is and will remain in full force and effect.

          6.   Governing Law. This Amendment shall be binding upon and insure
               -------------
to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York provided that any amendments and agreements herein relating solely to the European Supplement shall be governed by English law.

          7.   Headings.  Section headings in this Amendment are included
               --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8.   Counterparts; Telecopied Signatures.  This Amendment may be
               -----------------------------------
executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto..

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                              WINCUP HOLDINGS, INC.

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  President


                              RADNOR CHEMICAL CORPORATION

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  President

                              STYROCHEM U.S., INC.

                              By: /s/ Michael T. Kennedy
                                  --------------------------------
                                  Michael T. Kennedy
                                  President

                              RADNOR HOLDINGS CORPORATION

                              By: /s/ Michael T. Kennedy
                                  --------------------------------
                                  Michael T. Kennedy
                                  President

                              RADNOR DELAWARE, INC.

                              By: /s/ Michael T. Kennedy
                                  --------------------------------
                                  Michael T. Kennedy
                                  Chairman


                              BNY FINANCIAL CORPORATION, AS AGENT
                              AND A LENDER


                              By: /s/ Daniel J. Murray
                                  --------------------------------
                              Name:  Daniel J. Murray
                                    ------------------------------
                              Title: SVP
                                     ------------------------------

                              NATIONSBANK, N.A., AS A LENDER

                              By: /s/ Deborah J. Graziano
                                  ---------------------------------
                              Name: Deborah J. Graziano
                                    -------------------------------
                              Title:  Vice President
                                      -----------------------------

                           AGREEMENT AND RATIFICATION


          The undersigned parties to the European Supplement referenced in the foregoing Amendment No. 3 hereby ratify and approve the same, and agree that the European Supplement is modified as provided therein and ratify each of the representations, warranties and conditions set forth therein as if made by the European Borrowers. This ratification agreement shall become a part of the European Supplement and shall be governed by and construed in accordance with the laws of England.

                              STYROCHEM EUROPE (THE NETHERLANDS) B.V.

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  Managing Director A

                              STYROCHEM FINLAND OY

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  Director

                              THERMISOL DENMARK APS

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  Director

                              THERMISOL SWEDEN AB

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  Director

                              THERMISOL FINLAND OY

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  Director

                              WINCUP HOLDINGS, INC.

                              By: /s/ Michael T. Kennedy
                                  ---------------------------------
                                  Michael T. Kennedy
                                  President

                     SIGNATURE PAGE CONTINUED ON NEXT PAGE

         CONTINUATION OF SIGNATURE PAGE TO AGREEMENT AND RATIFICATION



                              RADNOR CHEMICAL CORPORATION

                              By: /s/ Michael T. Kennedy
                                  ----------------------------------
                                  Michael T. Kennedy
                                  President

                              STYROCHEM U.S., INC.

                              By: /s/ Michael T. Kennedy
                                  ----------------------------------
                                  Michael T. Kennedy
                                  President

                              RADNOR HOLDINGS CORPORATION

                              By: /s/ Michael T. Kennedy
                                  ----------------------------------
                                  Michael T. Kennedy
                                  President

                              BNY FINANCIAL LIMITED

                              By: /s/ Anthony Marsicno, EVP
                                 -----------------------------------


                              NATIONSBANK, N.A.

                              By: /s/ Deborah J. Graziano
                                  ----------------------------------